UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014 (June 16, 2014)

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

On June 16, 2014, Cardax, Inc. (the “Company”) issued shares of common stock, par value $0.001 per share (“Common Stock”), to each of George W. Bickerstaff, III, Tamar D. Howson, and Terence A. Kelly, Ph.D. (collectively, “New Directors”) and to Frank C. Herringer (collectively, with the New Directors, the “Independent Directors”) as compensation for each Independent Director to serve on the Board of Directors (the “Board”) of the Company. The number of shares of Common Stock issued to each Independent Director is equal to 160,550, which reflects compensation of $175,000 per annum based on the average closing price of the Company’s Common Stock trading on the OTCQB for the 20 trading days ending on the immediately preceding trading date. The Company has agreed to issue additional shares of Common Stock as additional compensation that is payable to each of the Independent Directors based on additional services, determined on the basis of the average closing price of the Common Stock on the OTCQB for the 20 trading days prior to the date of issuance, so that the additional equity compensation provided is equal to $10,000 per year for services for each committee of the Board that an Independent Director is a member or $25,000 per year if the Independent Director is the Chairperson of a committee of the Board. The Common Stock issued to each Independent Director is subject to a risk of forfeiture and vests quarterly in arrears, commencing on June 1, 2014. The shares of Common Stock were issued in accordance with Section 4(2) of the Securities Act of 1933 (the “Securities Act”) as a transaction by the Company not involving a public offering.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 16, 2014, the Board of Directors of the Company increased the size of the Board by three, to six directors, and elected each of the New Directors to serve as directors of the Company until the Company’s next annual meeting of stockholders.

George W. Bickerstaff, III, age 59, will serve as a director of the Company commencing June 16, 2014. Mr. Bickerstaff is currently a Managing Director of M.M. Dillon & Co., LLC, which he joined in 2005. Prior to joining M.M. Dillon & Co., LLC, Mr. Bickerstaff held various positions with Novartis International AG, a global pharmaceuticals and consumer health company, including Chief Financial Officer of Novartis Pharma AG from October 2000 to May 2005. From December 1999 to September 2000, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Workscape, Inc. a provider of employee-related information services. From July 1998 to December 1999, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Uniscribe Professional Services, Inc., a nationwide provider of paper and technology-based document management solutions. From January 1998 to June 1998, Mr. Bickerstaff served as Executive Vice President and Chief Financial Officer of Intellisource Group, Inc., a provider of information technology solutions to the federal, state and local government and utility markets. From July 1997 to December 1997, Mr. Bickerstaff served as Vice President of Finance of Cognizant Corporation, a global business information services company. From January 1990 to June 1997, Mr. Bickerstaff served in various senior finance roles, including Chief Financial Officer of IMS Healthcare, a global business information services company in the healthcare and pharmaceutical industries. Prior to that, Mr. Bickerstaff held various finance, audit and engineering positions with the Dun & Bradstreet Corporation and General Electric Company.

Mr. Bickerstaff has been a member of the board of directors of CareDx, Inc., a company that develops, markets, and delivers diagnostic surveillance solutions for organ transplant recipients, since April 2014. Mr. Bickerstaff was a member of the board of directors of Vion Pharmaceuticals, Inc., from June 2005 to March 2010. Mr. Bickerstaff’s nonprofit activities include serving on the board of directors of the International Vaccine Institute, the International Centre for Missing and Exploited Children, The Center for Disease Dynamics, Economics & Policy and The Global Alliance for Vaccines and Immunization.

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Mr. Bickerstaff holds a B.S. in Engineering and a B.A. in Business Administration from Rutgers University (1978).

Tamar D. Howson, age 65, will serve as a director of the Company commencing June 16, 2014. She has served as an independent corporate business development and strategy consultant to life science companies since 2011. From 2009 to 2011, she provided business development support to life sciences companies as a member of the transaction team at JSB-Partners. From 2007 to 2008, Ms. Howson served as Executive Vice President, Corporate Business Development at Lexicon Pharmaceuticals. From 2001 to 2007, Ms. Howson served as Senior Vice President, Corporate and Business Development at Bristol-Myers Squibb. From 1991 to 2000, Ms. Howson served in various business development executive positions at SmithKline Beecham, including Senior Vice President and Director, Business Development. Ms. Howson also managed SmithKline Beecham’s venture capital fund, SR-One. Prior to that, Ms. Howson served in various business development, investment, and engineering positions at Johnston Associates, Squibb Corporation, FMC Corporation, and Envirotech Corporation.

Ms. Howson currently serves on the board of directors of the following publicly traded companies: Actavis plc, Idenix Pharmaceuticals Inc., OXiGENE, Inc., and Organovo Holdings, Inc. Additionally, she is a director of the International Partnership for Microbicides, a non-profit product development organization. Ms. Howson was previously a member of board of directors of the following publicly traded corporations: Warner Chilcott plc from May 2013 until she joined the board of directors of Actavis plc in October 2013; Aradigm Corporation from November 2010 to April 2013; Soligenix, Inc. from September 2010 to January 2013; and BioLineRx Ltd. from August 2007 to June 2009.

Ms. Howson holds an MBA from Columbia University (1980), an M.S. in Chemical Engineering from the City College of New York (1976), and a B.S. in Chemical Engineering from Technion - Israel Institute of Technology (1973).

Terence A. Kelly, Ph.D., age 53, will serve as a director of the Company commencing June 16, 2014. He has over 20 years of experience as a scientist and executive in the pharmaceutical industry starting as a medicinal chemist in 1990. Dr. Kelly is currently the President and Chief Executive Officer of CoMentis, Inc., a venture-backed private biotech company focused on neurodegenerative diseases, and a founder of Kelly Pharma Research Consulting, LLC. From 1990 to 2009, Dr. Kelly served in various scientific and executive positions at Boehringer Ingelheim, where after a successful early career developing LFA-1 antagonists, he led its US-based medicinal chemistry department, which included 145 scientists in the high throughput screening, computational chemistry, structural biology, combinatorial chemistry and medicinal chemistry groups.

Dr. Kelly holds a B.S. degree in Chemistry at Rensselaer Polytechnic Institute (1982) and a Ph.D. degree in Chemistry at the University of Texas at Austin (1988). He completed postdoctoral work in natural products synthesis at Yale University (1988-1990) and holds an MBA from New York University, Stern School of Business (1998). Dr. Kelly is the co-author of over 25 scientific publications and serves on the College of Natural Sciences Advisory Council for the University of Texas.

The Board will determine the members of the committees and the chairpersons for each committee.

There are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors was appointed as a director of the Company, and there is no transaction between any of the New Directors of the Company that requires disclosure in accordance with item 404(a) of Regulation S-K. None of the New Directors have received any compensation from the Company prior to their appointment as directors.

Each of the New Directors will receive annual compensation of $175,000. In addition, each New Director will receive $10,000 per year for each committee of the Board on which such New Director serves or $25,000 per year if the New Director serves as the chair of a committee. All such New Director compensation will be paid by the issuance of Common Stock described in Item 3.02 of this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
Exhibit No.	Description
99.1	Press Release, dated June 17, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2014

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull
Chief Executive Officer

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